SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 30, 1997


                             Chartwell Leisure Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                              0-24794                         22-3326054
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(State or Other                     (Commission                 (I.R.S. Employer
Jurisdiction of                     File Number)                  Identification
incorporation)                                                              No.)





                   605 Third Avenue, New York, New York     10158
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               (Address of Principal Executive Offices)    (Zip Code)


                                 (212) 692-1400
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 5.     Other Events.

            On June 30, 1997, Chartwell Leisure Inc., a Delaware corporation (the "Registrant"), issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has hired the investment banking firms Bear, Stearns & Co. Inc. and Chase Securities Inc. to help the Registrant consider strategic alternatives, including a possible sale of the Registrant.


ITEM 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1. Press release of the Registrant, dated June 30, 1997.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHARTWELL LEISURE INC.
                                             (Registrant)


Date:  July 2, 1997
                                         By /s/ Martin L. Edelman
                                            ------------------------
                                             Name:  Martin L. Edelman
                                             Title:  President


















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EXHIBIT INDEX

Exhibit
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99.1.  Press release of the Registrant, dated June 30, 1997.

















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